PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated February 10, 2022,
to
Prospectuses dated May 1, 2021, for PruLife® Custom Premier II Variable Universal Life Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

On February 14, 2022, the following changes will occur:
1.The AST Hotchkis & Wiley Large-Cap Value Portfolio will change its name to AST Large-Cap Value Portfolio.
2.The AST T. Rowe Price Large-Cap Value Portfolio (“the merging Fund”) will merge into the AST Large-Cap Value Portfolio (“the successor Fund”). Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund will be automatically updated to replace the merging Fund with the successor Fund.
3.The Fund will have a new subadvisory agreement.
Due to these changes, the row for the AST T Rowe Price Large-Cap Value Portfolio in the appendix is hereby deleted, and the row for the AST Hotchkis & Wiley Large-Cap Value Portfolio in the appendix is hereby deleted and replaced with the following.

Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns As Of 12/31/2020
			1 year	5 year	10 year
Seeks current income and long-term growth of income, as well as capital appreciation.	Fund: AST Large-Cap Value Portfolio Investment Manager(s): PGIM Investments LLC; AST Investment Services, Inc. Subadviser(s): Hotchkis & Wiley Capital Management, LLC; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.; Wellington Management Company LLP	0.84%	0.27%	9.76%	10.09%

Also on February 14, 2022, the AST BlackRock/Loomis Sayles Bond Portfolio and the AST BlackRock Low Duration Bond Portfolio (“the merging Funds”) will merge into the AST Core Fixed Income Portfolio (“the successor Fund”). As a result of the mergers, the AST Core Fixed Income Portfolio is added as an available Variable Investment Option. Premium allocation, DCA, auto-rebalancing, and allocated charges programs (together “the programs”) that include the merging Funds will be automatically updated to replace the merging Funds with the successor Fund. For Contracts currently utilizing both merging Funds for one or more programs, the allocation instructions will be automatically updated to to utilize the successor Fund at the combined percentage of the merging Funds.
Due to these changes, the rows for the AST BlackRock/Loomis Sayles Bond Portfolio and the AST BlackRock Low Duration Bond Portfolio in the appendix are hereby deleted and replaced with the following.

Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns As Of 12/31/2020
			1 year	5 year	10 year
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the portfolio.	Fund: AST Core Fixed Income Portfolio Investment Manager(s): PGIM Investments LLC; AST Investment Services, Inc. Subadviser(s): Western Asset Management Company, LLC; Western Asset Management Company Limited; PGIM Fixed Income; PGIM Limited;Wellington Management Company LLP	0.77%	8.11%	5.81%	4.95%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP157
CP2, CP214, CP215